SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
ABERDEEN GREATER CHINA FUND, INC.
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ABERDEEN GREATER CHINA FUND, INC.

1735 Market St., 32nd Floor

Philadelphia, PA 19103

May 6, 2016

Dear Stockholder:

The annual meeting of stockholders of Aberdeen Greater China Fund, Inc. (the “Fund”) is to be held at 10:00 a.m. Eastern time on June 22, 2016, at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A proxy statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

At the annual meeting, stockholders will be asked to elect one Fund director for a term expiring in 2019. There will also be an opportunity to discuss matters of interest to you as a stockholder.

The Board of Directors recommends that stockholders re-elect Mr. Moritz A. Sell, who is standing for election as a director of the Fund.

Respectfully,

Alan R. Goodson
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Statement is available to you on the Fund’s website at http://www.aberdeenGCH.com. You are encouraged to review all of the information contained in the proxy materials before voting.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card or Voting Instruction Form, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, or Voting Instruction Form, no matter how large or small your holdings may be.

ABERDEEN GREATER CHINA FUND, INC.

1735 Market St., 32nd Floor

Philadelphia, PA 19103

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS

To be held on June 22, 2016

To the Stockholders:

Notice is hereby given that the annual meeting of the stockholders of Aberdeen Greater China Fund, Inc. (the “Fund”) will be held at the offices of Aberdeen Asset Management Inc. (“AAMI”), 1735 Market St., 32nd Floor, Philadelphia, PA 19103 on June 22, 2016, at 10:00 a.m. Eastern time for the following purposes:

(1) To elect one Class I director to serve for a term expiring on the date of the annual meeting of stockholders in 2019 or until their successors have been duly elected and qualified.

(2) To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on April 29, 2016, are entitled to notice of, and to vote, at the meeting or any adjournments thereof.

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

May 6, 2016

IMPORTANT—TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, DATE, AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, OR TO VOTE PROMPTLY BY TELEPHONE OR OVER THE INTERNET ACCORDING TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, NO MATTER NOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO IF YOU BRING APPROPRIATE PROOF OF OWNERSHIP OF THE FUND’S SHARES AS OF THE RECORD DATE.

PROXY STATEMENT

GENERAL

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Aberdeen Greater China Fund, Inc. (the “Fund”) for use at the Fund’s annual meeting of stockholders (the “Meeting”), to be held at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103 on June 22, 2016, at 10:00 a.m. Eastern time, and at any adjournments thereof.

This Proxy Statement, the notice of annual meeting and the proxy card are first being mailed to stockholders on or about May 6, 2016. All properly executed proxies received prior to the start time of the meeting will be voted as specified in the proxy or, if no specification is made, according to the recommendation of the Fund’s Board of Directors for each proposal referred to in this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Fund’s Secretary or by voting in person at the meeting.

Holders of record of the common stock of the Fund at the close of business on April 29, 2016, will be entitled to one vote per share on all business of the meeting and any adjournments. There are 8,997,674 shares of common stock outstanding as of April 29, 2016. Abstentions and “broker non-votes” (as defined below), if any, are counted for purposes of determining whether a quorum is present, but will not be counted as votes cast with respect to any proposal, including the election of directors. Because the election of directors requires the affirmative vote of a majority of votes cast, abstentions and broker non-votes will have no effect on the result of the vote for the election of directors. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Because the only matter to be considered at the meeting is the election of directors, we do not expect any broker non-votes. Stockholders of the Fund do not have cumulative voting rights or rights of appraisal.

PROPOSAL 1. ELECTION OF DIRECTORS

The Fund’s Board of Directors has been divided into three classes and the term of one class expires each year. The term of Mr. Moritz A. Sell, constituting all of the Class I directors, expires at the 2016 annual meeting of stockholders. Mr. Moritz A. Sell is standing for reelection as a Class I director.

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominee listed below as a director of the Fund to serve as a Class I director of the Fund for a term expiring on the date of the 2019 annual meeting of stockholders, or until a successors is duly elected and qualified. The nominee has consented to stand for reelection and to serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace the nominee. THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE LISTED BELOW.

CLASS I

Moritz A. Sell

Required Vote

Election of the listed nominee for director requires the affirmative vote of a majority of the votes cast at the meeting in person or by proxy, which means that the number of shares voted “FOR” a Director must exceed the number of votes cast “AGAINST” that Director. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast either “FOR” or “AGAINST” a Director’s election, and do not affect the majority vote required for Directors. Your Fund’s directors recommend that stockholders vote for the director nominee, Mr. Moritz A. Sell.

INFORMATION CONCERNING THE NOMINEE AND MEMBERS OF

THE BOARD OF DIRECTORS

The following table sets forth certain information concerning each of the directors and the nominee for director of the Fund as of April 29, 2016. The nominee is currently a director of the Fund.

None of the Fund’s directors are considered by the Fund or its counsel to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of the Fund’s investment manager, Aberdeen Asset Management Asia Limited (the

“Investment Manager”). Certain information in the tables below relates to the number of portfolios in the “Fund Complex” overseen by a director or officer.

Name (Age) and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS

John A. Hawkins (73) Aberdeen Asset Management Inc., 1735 Market St. 32nd Floor Philadelphia, PA 19103	Chairman of the Board, Chairman of Executive Committee and Director	Director since 1992	Previously Executive Vice President—Private Clients for The Bank of Bermuda Ltd.	1	Director of Advance Developing Markets Fund Ltd.; Raffles Asia Investment Company Ltd.; and SR Global Fund Inc.

C. William Maher (54) Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103	Chairman of Audit Committee and Director	Director since 2003	Chief Executive Officer, Santa Barbara Tax Products Group; Formerly Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management	1	None

Moritz A. Sell (48)† Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103	Chairman of Discount Oversight Committee and Director	Director since 2012	Currently serves as Principal at Edison Holdings GMBH (commercial real estate and venture capital) since October 2015. In addition, Mr. Sell serves as a Senior Advisor to Markston International LLC, an independent investment manager; Previously, he was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013	3	Director of Aberdeen Australia Equity Fund, Inc., Director and Chairman of Aberdeen Singapore Fund, Inc.

Name (Age) and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years

Jonathan J.K. Taylor (72) Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103	Chairman of the Governance and Nominating Committee and Director	Director since 1992	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers). Member of International Advisory Board of Datawind Net Access Corporation	1	Chairman of Schroder Japan Growth Fund Plc; Director of Onyx Country Estates Limited (family property company)

Tak Lung Tsim (69) Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103	Director	Director since 1992	Principal, T.L. Tsim & Associates Ltd. (macro political analysis); Member of Li Po Chun United World College of Hong Kong	1	Director of Playmates Holdings Limited (toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation.

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Funds, and Aberdeen Investment Funds have a common investment manager and/or investment adviser, or an investment manager and/or investment adviser that is affiliated with the investment manager and/or adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex.”

†	Nominee for Director

Principal Officers

The following persons are executive officers of the Fund:

Name, Address and Age Officers	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2012	Currently, Head of Product US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is a Director and Vice President of AAMI and joined Aberdeen in 2000.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2014	Currently, Managing U.S. Counsel and Vice President for AAMI. Ms. Sitar joined AAMI in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer	Since 2014	Currently, Director, Vice President and Head of Compliance—Americas for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America / Columbia Management (2006-2009).

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2012	Currently, Group Head of Product Opportunities for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Name, Address and Age Officers	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Bev Hendry c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Co-Head of Americas for AAMI since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Nicholas Yeo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Portfolio Manager	Since 2013	Head of China/Hong Kong Equities team for Aberdeen Asset Management Asia Limited since 2007; Asian Equities team (2004-2007); London Emerging Markets team (2000-2004); formerly Trainee Investment Manager with Murray Johnstone.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2014	Currently, Head of Product Management for AAMI. Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer (and Principal Financial Officer)	Since 2014	Currently, Vice President and Head of Fund Administration – U.S. for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Kasey Deja* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2014	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, she was promoted to Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Name, Address and Age Officers	Position(s) Held With the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2014	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

*	Messrs. Goodson, Cotton, Yeo, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Deja, and Ferrari hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia Tigers Fund Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, or Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex.”

Leadership Structure, Role in Risk Oversight and Qualifications of the Board of Directors

The Board of Directors is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board of Directors is currently composed of five directors, all of whom are independent directors. The Board meets in-person or telephonically at regularly scheduled meetings at least four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established four standing committees — Executive, Audit, Discount Oversight, and Governance and Nominating — and may establish ad hoc committees or working groups from time to time, to assist the Board of Directors in fulfilling its oversight responsibilities.

The Board of Directors is chaired by an independent director. As chair, this independent director leads the Board of Directors in its activities. The directors have determined that the Board of Directors’ leadership and committee structure is appropriate because the Board of Directors believes it sets the proper tone for the relationships between the Fund, on the one hand, and the Investment Manager and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and overseeing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board of Directors has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve on the Board of Directors. Among other attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he or she should serve as a director.

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board of Directors oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board of Directors and committee activities. The Board of Directors, directly or through its committees, reviews reports from among others, the Investment Manager, the Fund’s chief compliance officer, the Fund’s independent registered public accounting firm, and counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates or other service providers.

The following is a brief discussion of each director’s specific expertise, qualifications, attributes, or skills.

John A. Hawkins has experience as both an officer and a director in the financial services industry. Mr. Hawkins also has experience in the Asian financial markets. Mr. Hawkins previously served as Executive Vice President — Private Clients for The Bank of Bermuda Ltd. and was a director for HSBC Investment Solutions PLC. Mr. Hawkins serves as a director of Advance Developing Markets Fund Ltd., Raffles Asia Investment Company Ltd., and SR Global Fund Inc. and was previously a director of MW Japan Fund Ltd.

C. William Maher has experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer. Mr. Maher is Chief Executive Officer of Santa Barbara Tax Products Group. Mr. Maher previously served as Managing Director and Chief Financial Officer of LPL Financial and Managing Director of Nicholas Applegate Capital Management.

Moritz A. Sell has experience as a director and marketing strategist for a European financial institution and serving as a director of other country-focused closed-end funds. Mr. Sell currently serves as Principal at Edison Holdings GMBH and is a Senior Advisor to Markston International LLC, an independent investment manager.

Jonathan J.K. Taylor has experience as both an officer and a director in the financial services industry. Mr. Taylor is the Chairman and Managing Director of Dragon Partners Limited. Mr. Taylor is also Chairman of Schroder Japan Growth Fund Plc, and a director of Onyx Country Estates Limited and the International Advisory Board of Datawind Net Access Corporation.

Tak Lung Tsim has experience as both an officer and a director of a variety of companies. Mr. Tsim also has experience in the Asian financial markets. Mr. Tsim is a Principal at T.L. Tsim & Associates Ltd. Mr. Tsim is a member of Li Po Chun United World College of Hong Kong. Mr. Tsim is a director of Playmate Holdings Limited (toy company) and Asia Cement (China) Holdings Corporation.

Mr. Tsim has informed the Chairman of the Board of Directors of the Fund that he is resigning from the Board of Directors of the Fund effective upon the completion of the Fund’s 2016 Annual Meeting. The Board thanks Mr. Tsim for his more than 20 years of service to the Fund and its stockholders.

Board Meetings and Committees

The Board of Directors of the Fund has an Executive Committee, an Audit Committee, a Governance and Nominating Committee, and a Discount Oversight Committee and may establish ad hoc committees or working groups from time to time. The Board does not have a compensation committee.

The Board of Directors met six times during the fiscal year ended December 31, 2015. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

The Board does not have a policy regarding Board member attendance at the annual meeting of stockholders. Mr. Moritz Sell attended the 2015 annual meeting of stockholders.

Executive Committee

The Board of Directors has an Executive Committee that currently consists of Messrs. Maher, Taylor and Hawkins. Mr. Hawkins is the Chairman of the Executive Committee. Following the completion of the 2016 annual meeting, the Executive Committee will remain unchanged. Each current and prospective member of the Executive Committee is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act (a “non-interested director”). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2015.

Audit Committee

The Board of Directors has an Audit Committee, in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended, that currently consists of Messrs. Hawkins, Maher, Sell and Taylor. Mr. Maher is the Chairman of the Audit Committee. Mr. Sell was appointed to the Audit Committee effective April 1, 2016. If Mr. Sell is re-elected as a director of the Fund, following the completion of the 2016 annual meeting, the Audit Committee will remain unchanged. Each current and prospective member of the Audit Committee (i) is a non-interested director and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Board has determined that Messrs. Maher and Hawkins are each an “audit committee financial expert” under the applicable standards set forth in the rules and regulations of the Securities and Exchange Commission.

Audit Committee Report

For the period covered by this report, the Board of Directors, Audit Committee consisted of Messrs. Hawkins, Maher and Taylor, each of whom (i) is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met three times during the fiscal year ended December 31, 2015. The Audit Committee has a charter, a copy of which is available on the Fund’s web site at http://www.aberdeengch.com.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation and termination of the Fund’s independent registered public accounting firm. In connection therewith, the Audit Committee reviews with management and the Fund’s independent registered public accounting firm, among other things, the scope of the independent registered accounting firm’s audit of the Fund’s financial statements, reviews and discusses the Fund’s annual audited financial statements with management, reviews the independent registered public accounting firm’s required communications regarding the scope and results of the audit, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, reviews matters related to the independence of the Fund’s independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund’s accounting and financial reporting processes.

In performing its oversight function, at a meeting held on February 19, 2016, the Audit Committee reviewed and discussed the Fund’s audited financial statements as of and for the year ended December 31, 2015 with management of the Fund and the Fund’s independent registered public accounting firm and discussed the audit of such financial statements with the independent registered public accountants. The Audit Committee also discussed with the independent registered public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence or internal controls notwithstanding the fact that one or more members may be designated an “audit committee financial expert.” Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate financial reporting principles and policies, or internal controls, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent registered public accounting firm is in fact “independent.”

Based on its consideration of the audited financial statements and the discussions and reports referred to above with management and the independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors of the Fund that the Fund’s audited financial statements as of and for the year ended December 31, 2015 be included in the Fund’s annual report to stockholders for the fiscal year ended December 31, 2015.

John A. Hawkins

C. William Maher

Jonathan J.K. Taylor

February 19, 2016

Discount Oversight Committee

The Board has a Discount Oversight Committee that currently consists of Messrs. Hawkins, Sell and Maher. Mr. Sell is Chairman of the Discount Oversight Committee. Following the completion of the 2016 annual meeting, if Mr. Sell is reelected as a director, the Discount Oversight Committee will remain unchanged. Each member of the Discount Oversight Committee is a non-interested director. The Discount Oversight Committee met one time during the fiscal year ended December 31, 2015. The Discount Oversight Committee is responsible for monitoring the discount at which the Fund’s shares trade on the New York Stock Exchange from the Fund’s net asset value per share.

Governance and Nominating Committee

The Board has a Governance and Nominating Committee that currently consists of Messrs. Sell, Hawkins, Maher, Taylor and Tsim. Mr. Taylor is Chairman of the Governance and Nominating Committee. Mr. Maher was appointed to the Governance and Nominating Committee effective April 1, 2016. Following the completion of the 2016 annual meeting, if Mr. Sell is reelected as director, the Governance and Nominating Committee will remain unchanged with the exception of the resignation of Mr. Tsim. Each member of the Governance and Nominating Committee is a non-interested director. The Governance and Nominating Committee met three times during the fiscal year ended December 31, 2015. The Governance and Nominating Committee has a charter, a copy of which is available on the Fund’s website at http://www.aberdeengch.com.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such vacancy either through appointment by the Board of Directors or through election by stockholders. The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to Megan Kennedy, the Secretary of the Fund, c/o Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee Charter, which provides that the Governance and Nominating Committee will take into consideration the criteria approved by the Board of Directors of the Fund, including, but not limited to, the candidate’s personal and professional integrity, business judgment, relevant experience and skills (including experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight), the existence of conflicts of interest, the potential to be an effective director on the Board and any committees of the Board and other factors that the Governance and Nominating Committee considers appropriate. When assessing a candidate for nomination the Committee also considers whether the individual’s background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. The evaluation process does not depend on the source of the recommendation. The relevant dates and other pertinent information for the submission of stockholder proposals for the following year’s annual meeting of stockholders are set forth below under “Other Matters—Stockholder Proposals”.

Corporate Governance

On September 21, 2015, the Fund announced that its Board of Directors approved enhancements to its corporate governance practices to align with best practices for Board election and ongoing service. Specifically, the Board approved an amendment to the Fund’s By-Laws, effective September 30, 2015, to provide for the election of Directors by a majority of the votes cast at a meeting of shareholders at which a quorum is present, except in contested elections, where a Director shall be elected by a plurality vote. The Fund’s By-laws previously provided that Directors be elected by a plurality vote in all Director elections.

At the same time, the Board approved amendments to certain corporate governance guidelines for the Fund to become effective on September 30, 2015. The corporate governance guidelines include (i) a resignation policy, which generally provides that a director who does not receive a majority of votes cast “For” his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to the Board’s acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; and

(ii) a policy requiring that after an Independent Director has served on the Board for three full terms of three years following the later of the appointment of the Fund’s then-current investment manager of the Fund or the initial election of the director by the Fund’s stockholders to the Board, the Director will be put forth for consideration by shareholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

Director Share Ownership Policy

At a meeting of the Board of Directors, held on October 21, 2014, the Directors adopted a share ownership policy. The share ownership policy encourages, but does not mandate, members of the Board of Directors to invest in shares of the Fund. To this end, the Board of Directors recognizes that share ownership is not necessary in order to provide good Fund governance or otherwise act in the best interest of the Fund’s shareholders.

Upon appointment or election to the Board of Directors, such Board member will be notified of the share ownership policy. Board members shall provide such information or certifications as may be requested from time to time by the CCO to report share ownership.

Director Retirement Policy

At a meeting of the Board of Directors, held on October 21, 2014, the Directors adopted a director retirement policy. The director retirement policy provides that a Director will not be recommended for election after turning 75 years old; however individualized exceptions may be made at the Board of Directors’ discretion.

Transactions with and Compensation of Directors and Officers

The Fund’s officers receive no compensation from the Fund. Any directors who are “interested persons” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act receive no compensation from the Fund. As of April 29, 2016, there are no directors or director nominees who are interested persons of the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2015, to the persons who were non-interested directors during such period.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors(1)
John A. Hawkins (Independent Director)	$45,000	—	—	$45,000
C. William Maher (Independent Director)	$34,500	—	—	$34,500
Moritz A. Sell (Independent Director)	$33,000			$98,750
Jonathan J.K. Taylor (Independent Director)	$39,000	—	—	$39,000
Tak Lung Tsim (Independent Director)	$33,000	—	—	$33,000

(1)	The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended December 31, 2015.

The directors of the Fund do not receive any pension or retirement benefits from the Fund. Each non-interested director receives fees, paid by the Fund, of (i) $2,500 (or, in the case of the Fund’s Chairman, $4,000) per directors’ meeting attended, (ii) $1,500 (or, in the case of any committee chairman, $2,000) per committee meeting attended and (iii) an annual director’s fee of $16,000.

The Investment Manager supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services.

Director Ownership of Equity Securities in the Fund or Fund Complex

As of April 29, 2016, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
John A. Hawkins (Independent Director)	$10,001–50,000	$10,001–50,000
C. William Maher (Independent Director)	$0	$0
Moritz A. Sell (Independent Director)	$10,001–50,000	$50,001–100,000
Jonathan J.K. Taylor (Independent Director)	$50,001–100,000	$50,001–100,000
Tak Lung Tsim (Independent Director)	$0	$0

As of April 29, 2016, the directors and officers of the Fund as a group, and separately, each director or executive officer, beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

Director Ownership of Securities in Investment Advisors or Principal Underwriters of the Fund or Their Affiliates

As of April 29, 2016, non-interested directors of the Fund and their immediate family members did not own beneficially or of record any securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisors and underwriters.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of April 29, 2016, based upon the Fund’s review of filings of Schedule 13D and Schedule 13G in respect of the Fund’s common stock, the following investor has reported beneficial ownership of more than 5% of the Fund’s outstanding common stock.

Shares	Percentage	Name	Address
3,328,553	36.94%*	City of London Investment Group PLC	77 Gracechurch St. London EC3V 0AS England

*	Based on Schedule 13G (Amendment 4) filed by City of London Investment Group PLC on February 9, 2016.

As of the close of business on April 29, 2016, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 8,757,823 shares, equal to approximately 97.33% of the outstanding shares of the Fund.

OTHER ADDITIONAL INFORMATION ABOUT THE FUND

Investment Manager and Administrator

On January 8, 2013, the shareholders of the Fund voted to approve a new investment management agreement between the Fund and Aberdeen Asset Management Asia Limited, replacing the Fund’s prior investment manager, Baring Asset Management (Asia) Ltd. Aberdeen Asset Management Asia Limited, located at 21 Church Street #01-01, Capital Square Two, Singapore 049480, is a Singapore corporation that is a wholly owned subsidiary of Aberdeen Asset Management PLC, with its principal office located at 10 Queen’s Terrace, Aberdeen, United Kingdom AB10 1YG.

Aberdeen Asset Management Inc., an affiliate of the Fund’s investment manager, serves as the Fund’s administrator. The administrator’s offices are located at 1735 Market St., 32nd Floor, Philadelphia, PA 19103.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act as applied to the Fund require the Fund’s officers and directors, persons who beneficially own more than 10 percent of a registered class of the Fund’s own equity securities and certain other persons to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, during the fiscal year ended December 31, 2015, the Fund believes that all filings applicable to the Fund’s officers, directors and ten-percent stockholders required for such fiscal year were made.

The Directors of the Fund’s investment manager are also required to make filings consistent with Section 16(a) of the 1934 Act. Victor Rodriguez, Puay-ju Kang, Ian Macdonald, Lim Sock-Hwei, and Andrew Narracott, each a director of AAMAL, filed a Form 3 Initial Statement of Beneficial Ownership of Securities subsequent to the 10-day period specified in the Form.

Independent Registered Public Accounting Firm

The Audit Committee of the Board has recommended, and the Board of Directors, including a majority of those members who are non-interested directors, has selected, KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended December 31, 2015. KPMG served as the independent registered public accounting firm to audit the Fund’s accounts for the fiscal year ended December 31, 2015. The Board does not know of any direct or indirect financial interest of KPMG in the Fund. Representatives of KPMG are not expected to be present at the 2016 annual meeting.

The aggregate fees billed to the Fund by KPMG for services rendered by KPMG for the fiscal years ended December 31, 2015 and 2014 are described below.

Audit Fees

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate audit fees billed by KPMG to the Fund are shown in the table below.

2015	2014
$56,000	$57,000

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements and registration statement consents.

Audit-Related Fees

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate audit-related fees billed by KPMG for services rendered for assurance and related services to the Fund that are reasonably related to the performance of the audits or reviews of the Fund’s semi-annual financial statements, but not reported as audit fees, are shown in the table below.

2015	2014
$0	$0

Tax Fees

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate tax fees billed by KPMG for professional services rendered for tax services for the Fund are shown in the table below.

2015	2014
$7,500	$7,150

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and tax return preparation.

All Other Fees

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by KPMG for all other non-audit services are shown in the table below.

2015	2014
$0	$8,000

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Audit Committee Pre-approval Policies and Procedures

The Fund’s Audit Committee pre-approves in advance at regularly scheduled Audit Committee meetings all audit and non-audit services (to the extent that such service directly affects the financial reporting or operations of the Fund) performed by the Fund’s independent registered public accounting firm for the Fund, the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund. If a non-audit service is required between regularly scheduled audit meetings, pre-approval may be authorized by the Chairman of the Audit Committee consistent with a pre-approval policy approved by the Audit Committee. The Chairman will update the Audit Committee at the next regularly scheduled meeting of any interim approval granted.

Services Approved Pursuant to Paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X

There were no services included in Audit Related Fees, Tax Fees and All Other Fees above that were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by KPMG for non-audit services rendered on behalf of the Fund’s Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund are shown in the table below.

2015	2014
$46,400*	$724,655*

*	The fees include fees for tax services for Aberdeen affiliates and funds managed by Aberdeen affiliates throughout the world.

The Fund’s Audit Committee considers whether the non-audit services rendered to the Fund’s Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with KPMG maintaining their independence.

During the past fiscal year, there were services required to be considered by the Fund’s Audit Committee under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the Audit Committee was not required to consider whether the provision of any services by KPMG would be compatible with maintaining the independence of KPMG.

OTHER MATTERS

The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by AST Fund Solutions, LLC, directors or officers of the Fund or personnel of Computershare, Inc., the Fund’s transfer agent. The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposal for election of directors on behalf of their customers and beneficial owners. For election of directors, certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

In the event that sufficient votes necessary for a quorum to be present at the meeting or in favor of any proposal set forth in the accompanying notice of this meeting are not received by June 22, 2016, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes shall not be counted or voted for purposes of, and accordingly will have no effect on the outcome of, a vote to adjourn the meeting. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

The Fund’s annual report to stockholders for the fiscal year ended December 31, 2015, was mailed to stockholders on or about February 26, 2016. The Fund will furnish, without charge, a copy of its 2015 annual report and the most recent semiannual report succeeding that annual report, if any, to any stockholder upon request. Requests should be directed to the Fund’s administrator, Aberdeen Asset Management Inc.; telephone: 800-522-5465.

Stockholder Proposals

Stockholder proposals intended to be presented at the Fund’s 2017 annual meeting of stockholders of the Fund must be received by the Fund on or before January 6, 2017 in order to be included in the Fund’s Proxy Statement and form of proxy relating to that meeting.

In addition, the Fund’s By-Laws provide that if a stockholder of record entitled to vote desires to bring proposals (including Director nominations) before the 2017 annual meeting of stockholders, written notice of such proposals as prescribed in the By-Laws must be received by the Fund’s Secretary, Megan Kennedy, Secretary of the Fund, c/o Aberdeen Asset Management, Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103, not later than February 22, 2017 nor earlier than January 23, 2017. Written notice must include a brief description of the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting, the number of shares of common stock beneficially owned by the proposing stockholder and any material interest of the proposing stockholder in the proposed business and must otherwise comply with the requirements of the Fund’s By-Laws. However, in the event that the date of the 2017 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the 2016 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2017 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement (as defined in the Fund’s By-Laws) of the date of such meeting is first made by the Fund.

Stockholders are advised to refer to the By-Laws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary.

The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the Fund’s proxy statement or otherwise considered at such annual meeting because certain federal rules of the SEC and the Fund’s By-Laws, respectively, must be complied with before consideration of the proposal is required.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain “street name” stockholders who share a single address, only one copy of this Proxy Statement is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact their broker, and we will deliver those documents to such shareholder promptly upon receiving the request. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting your broker.

Stockholder Communications

The Board of Directors has a process for stockholders of the Fund to send communications to it. Any stockholder that wishes to communicate with the Board of Directors or a specific director may do so by submitting correspondence in writing to the Fund administrator, Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor Philadelphia, PA 19103, referencing the Fund and specifying the intended addressee. Stockholder communications addressed to the Board of Directors will be forwarded promptly after receipt to the Chairman of the Board for review and circulation of the communication as he deems appropriate. Stockholder communications addressed to a specific director will be forwarded to the addressee promptly upon receipt.

Expenses and Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund or the Fund’s administrator.

AST Fund Solutions, LLC has been retained to assist in the solicitation of proxies and will receive a fee not to exceed $3,500 for solicitation services and be reimbursed for its reasonable expenses.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about May 6, 2016. As mentioned above, AST Fund Solutions, LLC has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of AST Fund Solutions, LLC, if the Fund has not yet received its vote. Authorization to permit AST Fund Solutions, LLC to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes is reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Please vote promptly by signing and dating the enclosed proxy card or Voting Instruction Form and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card or Voting Instruction Form for voting by telephone or over the Internet.

May 6, 2016

By order of the Board of Directors,

MEGAN KENNEDY

Vice President and Secretary

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1735 Market St., 32nd Floor Philadelphia, PA 19103 on June 22, 2016

Please detach at perforation before mailing.

PROXY	ABERDEEN GREATER CHINA FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2016	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned Stockholder(s) of Aberdeen Greater China Fund, Inc., revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy, and Kasey Deja, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Greater China Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on June 22, 2016, at 10:00 a.m. Eastern time, at the offices of Aberdeen Asset Management Inc., 1735 Market St., 32nd Floor, Philadelphia, PA 19103, and at any adjournment or postponement thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed (or returned electronically) but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director (Proposal 1).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	GCH_27721_042116

IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Greater China Fund, Inc.

Stockholders Meeting to Be Held on June 22, 2016, at 10:00 a.m. (Eastern time)

The Proxy Statement for this meeting is available at: www.aberdeenGCH.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated May 6, 2016 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE FOR DIRECTOR IN PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To elect one Class I Director to the Board of Directors to serve until the 2019 Annual Meeting of Stockholders. 01. Moritz A. Sell	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Annual Meeting.

IF YOU ARE VOTING BY MAIL, PLEASE SIGN AND DATE ON THE REVERSE SIDE

GCH_27721_042116